UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2005 (July 18, 2005)

UAP HOLDING CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-113345	11-3708834
(State of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

7251 W. 4th Street

Greeley, Colorado 80634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The board of directors of UAP Holding Corp. has declared a cash dividend of $.1625 per share, which will be payable on September 1, 2005 to stockholders of record as of August 15, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated July 19, 2005.

Exhibit No.	Document

99.1	Press Release of UAP Holding Corp. dated July 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP. (Registrant)

July 19, 2005

	By:	/s/ TODD A. SUKO
Todd A. Suko Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release dated July 19, 2005